Exhibit 1(v)


                              THE PBHG FUNDS, INC.

                            CERTIFICATE OF CORRECTION



         THE PBHG FUNDS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 having its principal office in the State of Maryland in Baltimore City (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The title of the document being corrected is ARTICLES SUPPLEMENTARY to the Articles of Incorporation of The PBHG Funds, Inc., which document was filed for record with the State Department of Assessments and Taxation of Maryland on October 15, 1996 (the "Articles").

         SECOND:  Article Third of the Articles as filed reads as follows:
                  Third: The Corporation's Board of Directors in accordance with
                  Section 2-105(c) of the Maryland General Corporation Law and
                  Article V Section 5.4 of the Articles of Incorporation has adopted a resolution classifying and redesignating the Corporation's Eight Billion Eight Hundred Million (8,800,000,000) shares of Common Stock, par value one tenth of one cent ($.001) per share, having an aggregate par value of Eight Million Eight Hundred Thousand Dollars ($8,800,000), as set forth below. Immediately prior to the classification, Seven Billion Six Hundred Million (7,600,000,000) shares of the Corporation's Common Stock, par value one tenth of one cent ($.001) per share, having an aggregate par value of Seven Billion Two Hundred Million Dollars ($7,600,000) all of which previously classified shares of the Corporation's Common Stock were designated as follows:

         Designation                                      Number of Shares
         -----------                                      ----------------

         PBHG Growth Fund PBHG Class Shares               400 million
         PBHG Emerging Growth Fund PBHG Class Shares      400 million
         PBHG International Fund PBHG Class Shares        200 million
         PBHG Cash Reserves Fund PBHG Class Shares        1 billion, 800 million
         PBHG Select Equity Fund PBHG Class Shares        200 million
         PBHG Large Cap Growth Fund PBHG Class Shares     200 million
         PBHG Technology & Communications Fund            200 million
           PBHG Class Shares
         PBHG Core Growth Fund PBHG Class Shares          200 million
         PBHG Limited Fund PBHG Class Shares              200 million
         PBHG Large Cap 20 Fund PBHG Class Shares         200 million

         PBHG Growth Fund Trust Class Shares              200 million


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         PBHG Emerging Growth Fund Trust Class Shares     200 million
         PBHG International Fund Trust Class Shares       200 million
         PBHG Cash Reserves Fund Trust Class Shares       1 billion, 800 million
         PBHG Select Equity Fund Trust Class Shares       200 million
         PBHG Large Cap Growth Fund Trust Class           200 million
           Shares
         PBHG Technology & Communications Fund            200 million
           Trust Class Shares
         PBHG Core Growth Fund Trust Class Shares         200 million
         PBHG Limited Fund Trust Class Shares             200 million
         PBHG Large Cap 20 Fund Trust Class Shares        200 million

         The Eight Billion Eight Hundred Million (8,800,000,000) shares of the Corporation's Common Stock are classified and designated as follows:

         Designation                                      Number of Shares
         -----------                                      ----------------

         PBHG Growth Fund PBHG Class Shares               400 million
         PBHG Emerging Growth Fund PBHG Class Shares      400 million
         PBHG International Fund PBHG Class Shares        200 million
         PBHG Cash Reserves Fund PBHG Class Shares        1 billion, 800 million
         PBHG Select Equity Fund PBHG Class Shares        200 million
         PBHG Large Cap Growth Fund PBHG Class Shares     200 million
         PBHG Technology & Communications Fund            200 million
           PBHG Class Shares
         PBHG Core Growth Fund PBHG Class Shares          200 million
         PBHG Limited Fund PBHG Class Shares              200 million
         PBHG Large Cap 20 Fund PBHG Class Shares         200 million
         PBHG Large Cap Value Fund PBHG Class Shares      200 million
         PBHG Mid-Cap Value Fund PBHG Class Shares        200 million
         PBHG Strategic Small Company Fund PBHG Class     200 million
           Shares

         PBHG Growth Fund Trust Class Shares              200 million
         PBHG Emerging Growth Fund Trust Class Shares     200 million
         PBHG International Fund Trust Class Shares       200 million
         PBHG Cash Reserves Fund Trust Class Shares       1 billion, 800 million
         PBHG Select Equity Fund Trust Class Shares       200 million
         PBHG Large Cap Growth Fund Trust Class           200 million
           Shares
         PBHG Technology & Communications Fund            200 million
           Trust Class Shares
         PBHG Core Growth Fund Trust Class Shares         200 million
         PBHG Limited Fund Trust Class Shares             200 million
         PBHG Large Cap Fund Trust Class Shares           200 million
         PBHG Large Cap Value Fund Trust Class Shares     200 million
         PBHG Mid-Cap Value Fund Trust Class Shares       200 million
         PBHG Strategic Small Company Fund Trust Class    200 million
           Shares



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         THIRD:  Article Third of the Articles as corrected reads as follows:

                  Third: The Corporation's Board of Directors in accordance with
                  Section 2-105(c) of the Maryland General Corporation Law and
                  Article V, Section 5.4 of the Articles of Incorporation has adopted a resolution classifying and redesignating the Corporation's Eight Billion Eight Hundred Million (8,800,000,000) shares of Common Stock, par value one tenth of one cent ($.001) per share, having an aggregate par value of Eight Million Eight Hundred Thousand Dollars ($8,800,000), as set forth below. Immediately prior to the classification, Seven Billion Six Hundred Million (7,600,000,000) shares of the Corporation's Common Stock, par value one tenth of one cent ($.001) per share, having an aggregate par value of Seven Million Six Hundred Thousand Dollars ($7,600,000) all of which previously classified shares of the Corporation's Common Stock were designated as follows:

         Designation                                      Number of Shares
         -----------                                      ----------------

         PBHG Growth Fund PBHG Class Shares               400 million
         PBHG Emerging Growth Fund PBHG Class Shares      400 million
         PBHG International Fund PBHG Class Shares        200 million
         PBHG Cash Reserves Fund PBHG Class Shares        1 billion, 800 million
         PBHG Select Equity Fund PBHG Class Shares        200 million
         PBHG Large Cap Growth Fund PBHG Class Shares     200 million
         PBHG Technology & Communications Fund            200 million
           PBHG Class Shares
         PBHG Core Growth Fund PBHG Class Shares          200 million
         PBHG Limited Fund PBHG Class Shares              200 million
         PBHG Large Cap 20 Fund PBHG Class Shares         200 million

         PBHG Growth Fund Trust Class Shares              200 million
         PBHG Emerging Growth Fund Trust Class Shares     200 million
         PBHG International Fund Trust Class Shares       200 million
         PBHG Cash Reserves Fund Trust Class Shares       1 billion, 800 million
         PBHG Select Equity Fund Trust Class Shares       200 million
         PBHG Large Cap Growth Fund Trust Class           200 million
           Shares
         PBHG Technology & Communications Fund            200 million
           Trust Class Shares
         PBHG Core Growth Fund Trust Class Shares         200 million
         PBHG Limited Fund Trust Class Shares             200 million
         PBHG Large Cap 20 Fund Trust Class Shares        200 million

         The Eight Billion Eight Hundred Million (8,800,000,000) shares of the Corporation's Common Stock are classified and designated as follows:

         Designation                                      Number of Shares
         -----------                                      ----------------

         PBHG Growth Fund PBHG Class Shares               400 million
         PBHG Emerging Growth Fund PBHG Class Shares      400 million
         PBHG International Fund PBHG Class Shares        200 million
         PBHG Cash Reserves Fund PBHG Class Shares        1 billion, 800 million
         PBHG Select Equity Fund PBHG Class Shares        200 million
         PBHG Large Cap Growth Fund PBHG Class Shares     200 million


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         PBHG Technology & Communications Fund            200 million
           PBHG Class Shares
         PBHG Core Growth Fund PBHG Class Shares          200 million
         PBHG Limited Fund PBHG Class Shares              200 million
         PBHG Large Cap 20 Fund PBHG Class Shares         200 million
         PBHG Large Cap Value Fund PBHG Class Shares      200 million
         PBHG Mid-Cap Value Fund PBHG Class Shares        200 million
         PBHG Strategic Small Company Fund PBHG Class     200 million
           Shares

         PBHG Growth Fund Trust Class Shares              200 million
         PBHG Emerging Growth Fund Trust Class Shares     200 million
         PBHG International Fund Trust Class Shares       200 million
         PBHG Cash Reserves Fund Trust Class Shares       1 billion, 800 million
         PBHG Select Equity Fund Trust Class Shares       200 million
         PBHG Large Cap Growth Fund Trust Class           200 million
           Shares
         PBHG Technology & Communications Fund            200 million
           Trust Class Shares
         PBHG Core Growth Fund Trust Class Shares         200 million
         PBHG Limited Fund Trust Class Shares             200 million
         PBHG Large Cap 20 Fund Trust Class Shares        200 million
         PBHG Large Cap Value Fund Trust Class Shares     200 million
         PBHG Mid-Cap Value Fund Trust Class Shares       200 million
         PBHG Strategic Small Company Fund Trust Class    200 million
           Shares


         The undersigned Vice President hereby acknowledges this Certificate of Correction and the Articles which are the subject of the Certificate to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in this Certificate and the Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties for perjury.

         IN WITNESS WHEREOF, THE PBHG FUNDS, INC. has caused this Certificate of Correction to be executed in its name and on its behalf by its Vice President and witnessed by its General Counsel and Secretary on October 30 , 1997.

                                       THE PBHG FUNDS, INC.

Witness:


/s/ John M. Zerr                       By:  /s/ Brian F. Bereznak
--------------------------------            ---------------------------
John M. Zerr                                    Brian Bereznak
General Counsel and Secretary                   Vice President


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